HSBC MUTUAL FUNDS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HSBC Asset Management Americas Inc. (LOGO) [GRAPHIC OMITTED]
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Growth & Income Fund
Fixed Income Fund
New York Tax-Free Bond Fund

SEMI-ANNUAL REPORT (UNAUDITED)
June 30, 1998

Managed by:
HSBC ASSET MANAGEMENT AMERICAS INC.

Sponsored and distributed by:
BISYS FUND SERVICES

HSBC MUTUAL FUNDS TRUST
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HSBC Asset Management Americas Inc. (LOGO) [GRAPHIC OMITTED]
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GROWTH & INCOME FUND
--------------------------------------------------------------------------------
July 13, 1998

Dear Shareholder:

Showing resilience in the face of renewed Asian turmoil, the U.S. equity market rose 17.7% on a total return basis for the first six months of 1998. While the return was quite spectacular, volatility increased markedly over the period, from the straight, upward line of the first quarter, to a much choppier second quarter. Later in the period, concerns of the dollar's strength, Asian weakness, the possibility of a slowdown in global demand, and the subsequent impact on U.S. corporate earnings, buffeted the equity market.

Rates were generally supportive over the six months as the 30-year Treasury yield fell from 5.92% at year-end 1997 to 5.63% by June 30, 1998. However, while stocks were in an overall-declining trend saved only by a late June rally, they diverged from bonds during the second quarter as Treasuries attained new highs with a downshift of the entire Treasury curve. A strong U.S. dollar had also been a significant factor in the divergent performance of the capital markets as it rose sharply against the yen as well as emerging market currencies though less so against the European basket.

Rates aside, there was little change in equity fundamentals as the economy has continued its "virtuous cycle" as termed by Federal Reserve Chairman Alan Greenspan, that is strong domestic growth with little inflation despite growing wage pressures. First quarter earnings (reported in April and May) rose 6.3% on a weighted basis for S&P 500 companies and positive earnings surprises outnumbered negative surprises by a two-to-one margin. While results showed a marked slowdown from the double-digit growth of the previous several quarters, they outpaced analysts expectations which had been revised down substantially in the wake of the fourth quarter Asian turbulence. Further, merger and acquisition (M&A) activity continued to be robust with nearly $592 billion in transactions announced in the first five months of 1998 alone, up 146% from the comparable year-ago period. Finally, equity mutual fund inflows remained strong, totaling $109 billion through May, up 15% from the comparable year-ago period, maintaining an important source of liquidity to fuel the market's move higher.

MARKET OUTLOOK
--------------
At this juncture, the equity market remains at historic high levels on valuation measures such as price-to-earnings, cash flow, book value, and on the basis of valuation methods which are based on dividend yield and nominal rates. However, we believe that this valuation is justified by the current and unprecedented backdrop of low inflation and stable, low interest rates; in combination with strong operating earnings growth and perhaps most importantly, record returns on equity and invested capital.

While the earnings concerns relative to the impact of the dollar and the weakening of Asia cannot be dismissed, fully 85% of S&P 500 profits are generated in the U.S., Canada and Europe. Further, there have already been earnings cuts in the Basic and Capital Goods sector of the market as well as in the semiconductor industry, as well as adjustments in estimates due to currency translation. Finally, the dearth of second quarter pre-announcements -- which usually consist of bad news -- may well be a harbinger of good news to come on the earnings front albeit relative to reduced expectations.

In terms of support, we continue to forecast a patient Federal Reserve with no upward movement in rates expected, and for bonds to remain strong. Recently the economy has shown some signs of moderation from the torrid pace earlier in the year, notably in the National Association of Purchasing Managers (NAPM) data, as well as on the employment and wage front which should lend credence to our positive rate outlook. Further, inflows into the market should remain robust, in part buoyed by the increasing interest of foreign investors in the U.S. as evidenced by the $116 billion annualized rate of investment in the first quarter of 1998 (latest available).

In summary, while a pullback in the market is a possibility if second quarter earnings disappoint, we would not expect a significant correction given the constructive outlook for rates and the ongoing positive supply/dynamic for U.S. equities.

HSBC GROWTH & INCOME FUND
-------------------------
The Fund turned in a strong relative performance for the first half of 1998 and gained 16.91% on a net total return basis. This return placed the Fund in the 14th percentile of the Lipper Growth & Income fund universe, well ahead of the average return of 12.11%.

The Fund was positioned towards domestic growth for the period, underweighted in the Basic Materials, Capital Goods and Energy sectors and overweight in the Consumer Cyclical, Financial, Healthcare and Technology areas of the market. This was reflective of a positive view on the U.S. consumer -- given strong personal income gains, employment and record levels of consumer confidence -- as well as our forecast of stable/low rates. This strategy bore fruit as both our sector weighting decisions and superior stock selection contributed to relative returns.

Going into the second half of 1998 we have maintained an emphasis on growth as these stocks should continue to perform well in a slowing growth, low inflation, stable rate environment we envision for the balance of the year.


Sincerely,

/s/  FRED LUTCHER

Fred Lutcher
Managing Director, U.S. Equities


The views expressed in this report reflect those of the portfolio manager through the end of the period covered by the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions. Past Performance is no guarantee of future results.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GROWTH & INCOME FUND VS. S&P 500 COMPOSITE STOCK INDEX

------------------------------------------------
         Average Annual Total Return
------------------------------------------------
                     1 Year   5 Years   10 Years
------------------------------------------------
Offering Price(1)    19.23%    17.98%    15.36%
NAV(2)               25.53%    19.19%    15.95%
------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        WITH MAXIMUM                                     WITHOUT MAXIMUM
        SALES CHARGE         S&P 500        LIPPER        SALES CHARGE
1/1/88   $ 9,496.68         $10,000        $10,000          $10,000
12/88    $11,016.1          $11,650.3      $11,836.5        $11,600
12/89    $13,831.9          $15,311.7      $14,650          $14,565
12/90    $13,221.9          $14,823        $13,771.1        $13,922.6
12/91    $17,442.3          $19,351.3      $17,574          $18,366.8
12/92    $18,792.3          $20,837.8      $19,267.3        $19,788.3
12/93    $20,902.7          $22,921.6      $22,083.7        $22,010.6
12/94    $20,281.9          $23,226        $21,933.7        $21,356.9
12/95    $26,997.3          $31,952.9      $28,732.7        $28,428.1
12/96    $31,829.8          $39,288.3      $34,694.2        $33,516.7
12/97    $40,557.5          $52,399.9      $44,092.3        $42,707
6/98     $47,434            $61,680.4      $49,349          $49,930

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) INCLUDES THE MAXIMUM SALES CHARGE OF 5.00%
(2) EXCLUDES THE MAXIMUM SALES CHARGE OF 5.00%

THE ABOVE ILLUSTRATION COMPARES A $10,000 INVESTMENT IN THE GROWTH & INCOME FUND ON JANUARY 1, 1988, TO A $10,000 INVESTMENT IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND THE LIPPER GROWTH AND INCOME FUND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF OVERALL STOCK MARKET PERFORMANCE AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES.

THE LIPPER GROWTH AND INCOME FUND INDEX IS AN INDEX BASED ON THIRTY LARGEST GROWTH AND INCOME MUTUAL FUNDS (EQUALLY WEIGHTED) TRACKED BY LIPPER ANALYTICAL SERVICES INCORPORATED.

FIXED INCOME FUND
--------------------------------------------------------------------------------

July 13, 1998

Dear Shareholder:

The primary focus of the bond market this year has been the troubles in Asia. There is an economic crisis unfolding there which was initiated by the financial crisis last year. We are seeing evidence of the Asian drag in the form of a ballooning trade deficit and a weaker manufacturing sector. In spite of this, the U.S. economy as a whole continues to exhibit strong growth. First quarter GDP growth was finalized at 5.4% and the unemployment rate stands at 4.3%. The inflation news continued to be bullish with commodity prices plummeting and consumer prices and wages benign. The Dollar continued to appreciate versus the Yen and a "flight to quality" bid developed for U.S. Treasury debt given the severity of the problems in the Asian economies.

The market rallied and pushed interest rates lower across the curve, particularly in the long end. In the past three months yields fell 30 basis points on thirty year Treasury bonds and only 8 basis points on the two year Treasury note which flattened the yield curve by 22 basis points. In terms of sector performance, Corporate supply continued unabated and pushed spreads to a five year wide. The Corporate sector returned 47 basis points below similar duration Treasuries in the month of June alone and 25 basis points below Treasuries year to date. Analysts cite several reasons, including Asia, for the wider spreads but the broad-based nature of the market softness argues for the supply/demand mismatch as the most credible. The Mortgage sector managed to outperform Treasuries on a duration and curve adjusted basis by ten basis points year to date. The reduced volatility and the strong support of FHLMC and FNMA are cited as the main reasons the Mortgage sector has been able to put in a credible performance in spite of a rallying market.

The Fund returned 3.65% for the first half versus 3.93% for the benchmark, the Lehman Aggregate Index. As for a peer group comparison, the Lipper Corporate debt A-rated category averaged a total return of 3.78% for the first six months of 1998. In terms of duration strategy, we maintained a bullish position during the period and barbelled yield curve exposure. Both of these strategies added value as the market rallied and the yield curve flattened. The overweight in the corporate sector hurt relative performance as the sector underperformed Treasuries substantially. A small underweight in the Mortgage sector had little overall impact. As of quarter end the average quality of the portfolio was AA, the effective duration was 4.8 years and the average coupon was 6.78%.

sincerely,

/s/  JAMES LARK

James Lark
Director, Fixed Income

The views expressed in this report reflect those of the portfolio manager through the end of the period covered by the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions. Past performance is no guarantee of future results.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                FIXED INCOME FUND VS. LEHMAN AGGREGATE BOND INDEX

-------------------------------------------------
         Average Annual Total Return
-------------------------------------------------
                                        Inception
                     1 Year   5 Years   (1/15/93)
-------------------------------------------------
Offering Price(1)     4.44%    5.22%      5.82%
NAV(2)                9.64%    6.25%      6.77%
-------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              WITH MAXIMUM           LEHMAN           WITHOUT MAXIMUM
              SALES CHARGE          AGGREGATE          SALES CHARGE
1/15/93          $ 9,497             $10,000             $10,000
12/93            $10,312             $10,870             $10,859
12/94            $10,117             $10,554             $10,652.7
12/95            $11,809             $12,504             $12,434.9
12/96            $12,059             $12,956             $12,698.5
12/97            $13,099             $14,206             $13,793.1
6/98             $13,618             $14,766             $14,297

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) INCLUDES THE MAXIMUM SALES CHARGE OF 4.75%
(2) EXCLUDES THE MAXIMUM SALES CHARGE OF 4.75%

THE ABOVE ILLUSTRATION COMPARES A $10,000 INVESTMENT IN THE FIXED INCOME FUND ON JANUARY 15, 1993 (DATE OF INCEPTION), TO A $10,000 INVESTMENT IN THE LEHMAN AGGREGATE BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED. THE LEHMAN AGGREGATE BOND INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF OVERALL GOVERNMENT CORPORATE/MORTGAGE BOND MARKET PERFORMANCE AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES.

NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
July 13, 1998

Dear Shareholder:

Municipal bonds underperformed taxable bonds on a pretax basis during the first half of 1998. The year to date return of the Lehman Aggregate Index as of June 30, 1998 was 3.93%. By comparison the Lehman Municipal Bond Index returned 2.69% over the same period. This reflected lower yields across the treasury yield curve ranging from 16 basis points lower on two year bonds to 30 basis points lower on thirty year bonds, while municipal bonds were unchanged across the municipal yield curve.

The Fund's total return as of June 30, 1998 on a year to date basis was 2.69%. The fund outperformed Lipper's New York Municipal Debt Funds Average of 2.37%, which placed the fund in the upper quartile of its peer group. As of June 30, 1998 the Fund's duration, which takes into account interim principal and income payments as well as maturity levels, was 6.86 which represented a 7% longer duration positioning than the index and a moderately constructive view of the fixed income markets. The average maturity of the fund was 10.8 years.

In terms of sector diversification, the largest sectors consisted of general obligations (27.0%), higher education (18.4%), and airport revenue (9.8%).

Municipal bond's relative underperformance is a result of shrinking retail participation as a `sticker shock' environment continues as yields grind lower. Refunding supply has, at times, served to overwhelm the market. In addition, the natural lag which municipals tend to run into when treasuries rally caused municipal yield ratios to cheapen. Going forward, we look for municipal bonds to improve slightly from these levels and look for strength in the municipal market as an opportunity to sell. We have pared our duration positioning which reached a period high of 115% to benchmark of 107%, and taken profits as the reward for having long duration in the current market environment has been reduced. In the scenario that treasury yields decline from current levels, we expect municipal bonds to continue to underperform significantly, particularly on the long end of the curve. In the event that treasury yields should begin to rise from current levels we expect municipal bonds to produce strong returns but more so in the intermediate portion of the curve. Therefore, we will be overweighting the intermediate (10 year bonds) portion of the curve going forward.

New York continued to outperform the rest of the municipal market as lower rated credits, in which New York is significantly overweighted relative to the municipal universe, within the investment grade spectrum continued to outperform higher rated credits. For the year to date period ending June 30, 1998 the Lehman NYS Exempt Index returned 2.99% versus 2.69% for the Lehman Municipal Bond Index.

Given the strong performance of New York State and its local credits, we believe that the recent financial improvement is at its peak. We believe that the drastic compression in credit spreads, despite the continuing underlying structural weakness in many states and local government fiscal profiles, will provide us the opportunity going forward to upgrade the overall quality of the portfolio without giving up yield.

Sincerely,

/s/  JERRY SAMET

Jerry Samet
Municipal Portfolio Manager

The views expressed in this report reflect those of the portfolio manager through the end of the period covered by the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions. Past performance is no guarantee of future results.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                NEW YORK TAX-FREE BOND FUND VS. LEHMAN MUNICIPAL
                                   BOND INDEX

-------------------------------------------------
          Average Annual Total Return
-------------------------------------------------
                                        Inception
                     1 Year   5 Years   (3/21/89)
-------------------------------------------------
Offering Price(1)     3.47%    4.34%      7.15%
NAV(2)                8.59%    5.36%      7.71%
-------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              WITH MAXIMUM          LEHMAN MUNI          WITHOUT MAXIMUM
              SALES CHARGE          BOND INDEX            SALES CHARGE
3/21/89         $ 9,497              $10,000                 $10,000
12/89           $10,174              $11,005                 $10,713
12/90           $10,797              $11,807                 $11,370
12/91           $12,157              $13,242                 $12,801
12/92           $13,452              $14,409                 $14,164
12/93           $15,371              $14,178                 $16,186
12/94           $14,120              $15,340                 $14,868
12/95           $16,262              $18,018                 $17,124
12/96           $16,911              $18,817                 $17,807
12/97           $18,428              $20,551                 $19,404
6/98            $18,981              $21,103                 $19,927

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) INCLUDES THE MAXIMUM SALES CHARGE OF 4.75%
(2) EXCLUDES THE MAXIMUM SALES CHARGE OF 4.75%

THE ABOVE ILLUSTRATION COMPARES A $10,000 INVESTMENT IN THE NEW YORK TAX-FREE BOND FUND ON MARCH 21, 1989 (DATE OF INCEPTION), TO A $10,000 INVESTMENT IN THE LEHMAN MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED. THE LEHMAN MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF OVERALL MUNICIPAL BOND MARKET PERFORMANCE AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES.

BOARD OF TRUSTEES

JOHN P. PFANN*       Chairman and President, JPP Equities, Inc.

WOLFE J. FRANKL*     Former Director, North America, Berlin Economic Development
                     Corporation

HARALD PAUMGARTEN    President, Paumgarten and Company

ROBERT A. ROBINSON*  Trustee, Henrietta and B. Frederick H. Bugher Foundation

RICHARD J. LOOS      Vice Chairman Emeritus

*Member of the Audit and Nominating Committees

--------------------------------------------------------------------------------
OFFICERS

WALTER B. GRIMM      PRESIDENT

ERIC F. ALMQUIST     SENIOR VICE PRESIDENT

ANTHONY J. FISCHER   VICE PRESIDENT

CHARLES L. BOOTH     VICE PRESIDENT

PAUL KANE            ASSISTANT TREASURER

STEVEN R. HOWARD     SECRETARY

ALAINA V. METZ       ASSISTANT SECRETARY

ROBERT L. TUCH       ASSISTANT SECRETARY

SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

                              GROWTH & INCOME FUND

                                      SECURITY                     VALUE
 SHARES                              DESCRIPTION                  (NOTE 2)
--------                             -----------                 -----------
COMMON STOCKS (99.1%):
AUTOMOTIVE (1.6%):
 14,000           General Motors Corp. ........................  $   935,375
 12,300           Lear Corp.(b) ...............................      631,144
                                                                 -----------
                                                                   1,566,519
                                                                 -----------
BANKING (10.5%):
 19,830           Banc One Corp. ..............................    1,106,762
 20,600           Bank of New York Co., Inc. ..................    1,250,163
 19,100           BankAmerica Corp. ...........................    1,650,955
 16,600           Chase Manhattan Corp. .......................    1,253,300
  3,200           Citicorp ....................................      477,600
 21,600           First Union Corp. ...........................    1,258,199
 15,000           NationsBank Corp. ...........................    1,147,500
 24,300           Norwest Corp. ...............................      908,213
 22,500           U.S. Bancorp ................................      967,500
                                                                 -----------
                                                                  10,020,192
                                                                 -----------
BEVERAGES (4.1%):
 26,600           Coca-Cola Co. ...............................    2,274,300
 26,400           Coca-Cola Enterprises, Inc. .................    1,036,200
 15,800           PepsiCo, Inc. ...............................      650,763
                                                                 -----------
                                                                   3,961,263
                                                                 -----------
BROADCASTING/CABLE (2.2%):
 20,300           Chancellor Media Corp. ......................    1,008,022
 19,800           Viacom, Inc. ................................    1,160,775
                                                                 -----------
                                                                   2,168,797
                                                                 -----------
CHEMICALS (1.6%):
 21,400           Air Products & Chemical, Inc. ...............      856,000
  9,400           E.I. du Pont de Nemours & Co. ...............      701,475
                                                                 -----------
                                                                   1,557,475
                                                                 -----------
COMPUTER SOFTWARE (4.9%):
 19,800           BMC Software, Inc.(b) .......................    1,028,363
 32,170           Cadence Design Systems, Inc. ................    1,005,313
 25,130           Microsoft Corp.(b) ..........................    2,723,463
                                                                 -----------
                                                                   4,757,139
                                                                 -----------

                              GROWTH & INCOME FUND

                                      SECURITY                     VALUE
 SHARES                              DESCRIPTION                  (NOTE 2)
--------                             -----------                 -----------
COMMON STOCKS (CONTINUED)
COMPUTERS & PERIPHERALS (6.2%):
 17,350           Cisco Systems, Inc.(b) ......................  $ 1,597,284
 20,872           EMC Corp. ...................................      935,327
 17,900           Intel Corp. .................................    1,326,838
  9,110           International Business Machines Corp. .......    1,045,942
 25,500           Sun Microsystems, Inc.(b) ...................    1,107,656
                                                                 -----------
                                                                   6,013,047
                                                                 -----------
CONSUMER GOODS & SERVICES (3.5%):
 15,200           Philip Morris Cos., Inc. ....................      598,500
 18,000           Procter & Gamble Co. ........................    1,639,125
 17,100           Whirlpool ...................................    1,175,625
                                                                 -----------
                                                                   3,413,250
                                                                 -----------
COSMETICS & TOILETRIES (0.7%):
 11,800           Gillette Co. ................................      668,913
                                                                 -----------
DIVERSIFIED (6.1%):
 26,500           AlliedSignal, Inc. ..........................    1,175,938
 37,000           General Electric Co. ........................    3,367,000
 22,200           Tyco International ..........................    1,398,600
                                                                 -----------
                                                                   5,941,538
                                                                 -----------
ELECTRIC UTILITY (2.9%):
 22,300           Duke Energy Corp. ...........................    1,321,275
 10,400           Florida Power & Light, Inc. .................      655,200
 24,900           Public Service Enterprise Group, Inc. .......      857,494
                                                                 -----------
                                                                   2,833,969
                                                                 -----------
ELECTRICAL & ELECTRONIC (0.9%):
 15,200           Emerson Electric Co. ........................      917,700
                                                                 -----------
ENTERTAINMENT (0.7%):
  6,500           Walt Disney Co. .............................      682,906
                                                                 -----------
FINANCIAL SERVICES (4.2%):
  9,000           American Express Co. ........................    1,026,000
 19,600           Fannie Mae ..................................    1,190,700
 16,850           Travelers Group, Inc. .......................    1,021,531
 19,950           Washington Mutual, Inc. .....................      866,578
                                                                 -----------
                                                                   4,104,809
                                                                 -----------

                              GROWTH & INCOME FUND

                                      SECURITY                     VALUE
 SHARES                              DESCRIPTION                  (NOTE 2)
--------                             -----------                 -----------
COMMON STOCKS (CONTINUED)
FOOD PRODUCTS & SERVICES (2.7%):
 20,400           H.J. Heinz Co. ..............................  $ 1,144,950
 11,900           Nabisco Holdings Corp., Class A .............      429,144
 24,400           Safeway, Inc.(b) ............................      992,775
                                                                 -----------
                                                                   2,566,869
                                                                 -----------
HEALTH CARE (3.4%):
 47,900           HEALTHSOUTH Corp.(b) ........................    1,278,331
 26,700           Johnson & Johnson ...........................    1,969,125
                                                                 -----------
                                                                   3,247,456
                                                                 -----------
INSURANCE (2.2%):
 10,400           Allstate Corp. ..............................      952,250
  8,300           American International Group, Inc. ..........    1,211,800
                                                                 -----------
                                                                   2,164,050
                                                                 -----------
MACHINERY & EQUIPMENT (1.4%):
 16,500           Applied Materials, Inc.(b) ..................      486,750
 20,700           Ingersoll-Rand Co. ..........................      912,094
                                                                 -----------
                                                                   1,398,844
                                                                 -----------
MEDICAL EQUIPMENT & SUPPLIES (0.9%):
 12,580           Boston Scientific Corp.                            901,043
                                                                 -----------
OFFICE EQUIPMENT & SERVICES (1.3%):
  5,700           Hewlett-Packard Co. .........................      341,288
  9,400           Xerox Corp. .................................      955,275
                                                                 -----------
                                                                   1,296,563
                                                                 -----------
OIL & GAS EXPLORATION, PRODUCTION AND SERVICES (7.6%):
 10,800           Atlantic Richfield Co. ......................      843,750
  7,100           Chevron Corp. ...............................      589,744
 18,200           Enron Corp. .................................      983,938
 26,200           Exxon Corp. .................................    1,868,387
  9,600           Mobil Corp. .................................      735,600
 19,000           Royal Dutch Petroleum Co., New York Shares ..    1,041,437
 16,800           Schlumberger Ltd. ...........................    1,147,649
                                                                 -----------
                                                                   7,210,505
                                                                 -----------

                              GROWTH & INCOME FUND

                                      SECURITY                     VALUE
 SHARES                              DESCRIPTION                  (NOTE 2)
--------                             -----------                 -----------
COMMON STOCKS (CONTINUED)
PAPER PRODUCTS (0.8%):
 18,060           International Paper Co. .....................  $   776,580
                                                                 -----------
PHARMACEUTICALS (7.4%):
 27,100           American Home Products Corp. ................    1,402,425
 20,400           Bristol-Myers Squibb Co. ....................    2,344,724
 13,100           Merck & Co., Inc. ...........................    1,752,125
 15,000           Pfizer, Inc. ................................    1,630,313
                                                                 -----------
                                                                   7,129,587
                                                                 -----------
PRINTING & PUBLISHING (0.8%):
 11,900           Tribune Co. .................................      818,869
                                                                 -----------
REAL ESTATE INVESTMENT TRUST (1.4%):
 13,900           Boston Properties Inc. ......................      479,550
  9,000           Equity Residential Properties Trust .........      426,938
 12,600           Mack Cali Realty Corp. ......................      433,125
                                                                 -----------
                                                                   1,339,613
                                                                 -----------
RETAIL STORES (8.5%):
 20,200           Gap, Inc. ...................................    1,244,825
 23,800           Home Depot, Inc. ............................    1,976,888
 17,300           J.C. Penney, Inc. ...........................    1,251,006
 31,100           Rite Aid Corp. ..............................    1,168,194
 22,232           TJX Cos., Inc. ..............................      536,347
 32,600           Wal-Mart Stores, Inc. .......................    1,980,449
                                                                 -----------
                                                                   8,157,709
                                                                 -----------
TELECOMMUNICATIONS (9.2%):
 12,300           AT&T Corp. ..................................      702,638
 25,800           Bell Atlantic Corp. .........................    1,177,124
 16,600           Bellsouth Corp. .............................    1,114,274
 16,900           Ciena Corp ..................................    1,176,662
  7,000           Lucent Technologies, Inc. ...................      582,313
 15,300           MCI Communications Corp. ....................      889,313
 18,800           Omnipoint Corp. .............................      431,225
 19,700           SBC Communications, Inc. ....................      788,000
 10,100           Tellabs, Inc.(b) ............................      723,413
 26,100           WorldCom, Inc.(b) ...........................    1,264,218
                                                                 -----------
                                                                   8,849,180
                                                                 -----------

                              GROWTH & INCOME FUND

                                      SECURITY                     VALUE
 SHARES                              DESCRIPTION                  (NOTE 2)
--------                             -----------                 -----------
COMMON STOCKS (CONTINUED)
TIRE & RUBBER (0.4%):
  6,600           Goodyear Tire & Rubber Co. ..................  $   425,288
                                                                 -----------
TRANSPORTATION (1.0%):
  7,800           Delta Air Lines, Inc. .......................    1,008,150
                                                                 -----------
                  Total Common Stocks (Cost - $73,961,132) ....   95,897,823
                                                                 -----------
OPEN END INVESTMENT COMPANIES (0.9%):
897,000           Provident Institutional Temporary Investment
                    Fund ......................................      897,000
                                                                 -----------
                  Total Open End Investment Companies
                    (Cost - $897,000) .........................      897,000
                                                                 -----------
TOTAL INVESTMENTS (100.0%)
                    (Cost $74,858,132)(a) .....................   96,794,823
                  LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)       (46,441)
                                                                 -----------
                  TOTAL NET ASSETS (100.0%) ...................  $96,748,382
                                                                 ===========

---------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
        Unrealized appreciation ...............................  $23,114,248
        Unrealized depreciation ...............................   (1,177,557)
                                                                 -----------
        Net unrealized appreciation ...........................  $21,936,691
                                                                 ===========
(b) Represents non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              13

SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

                                FIXED INCOME FUND

                                                                        INTEREST    MATURITY     PRINCIPAL       VALUE
                                                                          RATE        DATE        AMOUNT        (NOTE 2)
                                                                        --------    --------    -----------   -----------
CORPORATE BONDS (43.1%):
   AEROSPACE & DEFENSE (4.8%):
     Lockheed Martin Corp. (Guaranteed by Lockheed
        Martin Tactical Systems, Inc.) ...............................    6.85%      5/15/01    $ 2,500,000   $ 2,549,475
                                                                                                              -----------
   BANKING (13.8%):
     ABN Amro Bank N.V. ..............................................    7.13       6/18/07      2,000,000     2,118,582
     BankAmerica Corp. ...............................................    7.88       12/1/02      2,500,000     2,674,264
     Provident Bank ..................................................    6.13      12/15/00      2,500,000     2,508,223
                                                                                                              -----------
                                                                                                                7,301,069
                                                                                                              -----------
   ELECTRIC UTILITY (4.9%):
     Columbus Southern Power Company (American
        Electrical Power) ............................................    7.25       10/1/02      2,500,000     2,606,573
                                                                                                              -----------
   ENTERTAINMENT (0.9%):
     Walt Disney Co., Series A .......................................    6.38       3/30/01        500,000       505,388
                                                                                                              -----------
   FINANCIAL SERVICES (7.4%):
     American Express Credit Corp. ...................................    6.13       6/15/00      2,000,000     2,010,660
     Chase Manhattan Grantor Trust, Series 1996-A,
        Class A, ABS .................................................    5.20       2/15/02        827,550       823,967
     Travelers Property Casualty Corp. ...............................    7.75       4/15/26      1,000,000     1,138,386
                                                                                                              -----------
                                                                                                                3,973,013
                                                                                                              -----------
   TELECOMMUNICATIONS (11.3%):
     Lucent Technologies, Inc. .......................................    6.90       7/15/01      2,000,000     2,053,746
     MCI Communications ..............................................    6.50       4/15/10      2,000,000     1,999,426
     New York Telephone ..............................................    6.13       1/15/10      2,000,000     1,983,900
                                                                                                              -----------
                                                                                                                6,037,072
                                                                                                              -----------
        Total Corporate Bonds (Cost - $22,540,997) ........................................................    22,972,590
                                                                                                              -----------
CANADIAN GOVERNMENT AGENCY OBLIGATIONS (0.7%):
     Export Development Corp., Debenture .............................    8.13       8/10/99        380,000       389,221
                                                                                                              -----------
        Total Canadian Government Agency Obligations (Cost - $409,218) ....................................       389,221
                                                                                                              -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (27.9%):
   FEDERAL HOME LOAN MORTGAGE ASSOCIATION (4.9%):
     Federal Home Loan Mortgage Corp., Pool #220019 ..................    7.75        1/1/02         75,834        77,784
     Federal Home Loan Mortgage Corp., Gold Pool #D62926 .............    6.50        8/1/25      2,539,155     2,530,408
                                                                                                              -----------
                                                                                                                2,608,192
                                                                                                              -----------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (17.5%):
     Federal National Mortgage Association, Pool #310001 .............    6.00        9/1/00      1,172,713     1,170,148
     Federal National Mortgage Association, Series 1993-104,
        Class C, REMIC ...............................................    6.50       3/25/21      2,000,000     1,990,801
     Federal National Mortgage Association, Pool #250414 .............    7.00       12/1/25      4,048,330     4,105,228
     Federal National Mortgage Association, Pool #343195 .............    7.50        5/1/26      1,678,301     1,721,296
     Federal National Mortgage Association, Pool #343812 .............    7.50        5/1/26        343,735       352,541
                                                                                                              -----------
                                                                                                                9,340,014
                                                                                                              -----------

                                FIXED INCOME FUND

                                                                                                  SHARES
                                                                        INTEREST    MATURITY     PRINCIPAL       VALUE
                                                                          RATE        DATE        AMOUNT        (NOTE 2)
                                                                        --------    --------    -----------   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (5.5%):
     Government National Mortgage Association, Pool #356578 ..........   7.50%       6/15/23     $2,833,280   $ 2,916,721
                                                                                                              -----------
        Total U.S. Government Agency Obligations (Cost - $14,268,240) .....................................    14,864,927
                                                                                                              -----------
U.S. GOVERNMENT OBLIGATIONS (17.4%):
   U.S. TREASURY BONDS (9.1%):
     U.S. Treasury Bonds .............................................   8.75        8/15/20      2,280,000     3,135,714
     U.S. Treasury Bonds .............................................   6.63        2/15/27      1,500,000     1,694,532
                                                                                                              -----------
                                                                                                                4,830,246
                                                                                                              -----------
   U.S. TREASURY NOTES (8.3%):
     U.S. Treasury Notes .............................................   6.13       12/31/01      2,000,000     2,035,626
     U.S. Treasury Notes .............................................   5.75        4/30/03      1,000,000     1,009,688
     U.S. Treasury Notes .............................................   7.88       11/15/04      1,250,000     1,403,906
                                                                                                              -----------
                                                                                                                4,449,220
                                                                                                              -----------
        Total U.S. Government Obligations (Cost - $8,631,796) .............................................     9,279,466
                                                                                                              -----------
MUNICIPAL OBLIGATIONS (8.9%):
   GOVERNMENTS (DOMESTIC) (4.0%):
     Oakland, California Pension Obligation, Subseries A
        (MBIA Insured) ...............................................   6.91       12/15/07      2,000,000     2,135,794
                                                                                                              -----------
GOVERNMENTS (FOREIGN) (4.9%):
     Puerto Rico Electric Power Authority ............................   5.00         7/1/08      2,500,000     2,607,982
                                                                                                              -----------
        Total Municipal Obligations (Cost - $4,611,850) ...................................................     4,743,776
                                                                                                              -----------
OPEN END INVESTMENT COMPANIES (1.6%):
     Provident Institutional Temporary Investment Fund ..........................................   873,000       873,000
                                                                                                              -----------
        Total Open End Investment Companies (Cost - $873,000) .............................................       873,000
                                                                                                              -----------
        TOTAL INVESTMENTS (99.6%) (Cost - $51,335,101)(a) .................................................    53,122,980
                                                                                                              -----------
        OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%) ......................................................       224,048
                                                                                                              -----------
        TOTAL NET ASSETS (100.0%) .........................................................................   $53,347,028
                                                                                                              ===========

---------------
(a)  Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
        Unrealized appreciation ...........................................................................   $1,833,896
        Unrealized depreciation ...........................................................................      (46,017)
                                                                                                              ----------
        Net unrealized appreciation .......................................................................    1,787,879
                                                                                                              ----------
ABS - Asset Backed Security
MBIA - Municipal Bond Insurance Association
REMIC - Real Estate Mortgage Investment Conduit

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              15

SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

                           NEW YORK TAX-FREE BOND FUND

                                                                        INTEREST    MATURITY     PRINCIPAL       VALUE
                                                                          RATE        DATE        AMOUNT        (NOTE 2)
                                                                        --------    --------    -----------   -----------
MUNICIPAL BONDS (98.8%):
   NEW YORK (95.2%):
     Albany County Airport Authority, Airport Revenue,
        AMT (FSA Insured), Callable 12/15/07 @ 102 ...................    5.50%     12/15/19     $  750,000   $   769,688
     Bethlehem Central School District, GO (AMBAC Insured) ...........    7.10       11/1/07        200,000       241,000
     Long Island Power Authority, Electric System
        Revenue, Series A, Callable 6/1/08 @ 101 .....................    5.25       12/1/26      1,250,000     1,232,813
     Metropolitan Transportation Authority,
        Transportation Facilities Revenue, Series A
        (MBIA Insured), Callable 7/1/07 @ 101.5 ......................    5.63        7/1/25      1,200,000     1,258,500
     Monroe County Water Authority, Water Revenue ....................    5.00        8/1/08      1,000,000     1,043,750
     Monroe County, Series B, GO, Callable 6/1/98 @102 ...............    7.00        6/1/04         10,000        10,327
     New York City, Series A, GO, Prerefunded 8/15/01
        @ 101.5 ......................................................    7.75       8/15/04        565,000       632,800
     New York City, Series A, GO, Callable 8/15/01 @ 101.5 ...........    7.75       8/15/07        355,000       394,050
     New York City, Series A, GO, Prerefunded 8/15/01
        @ 101.5 ......................................................    7.75       8/15/04         35,000        38,806
     New York City, Series B, GO .....................................    6.10       8/15/05      2,000,000     2,185,000
     New York City, Series B, GO, Callable 2/1/02 @ 101.5 ............    7.50        2/1/07      1,000,000     1,111,250
     New York City, Series E, GO .....................................    6.50       2/15/06      2,000,000     2,240,000
     New York City, Series F, GO, Callable 11/15/01
        @ 101.5 ......................................................    8.40      11/15/05         45,000        51,131
     New York City, Series F, GO, Prerefunded 11/15/01
        @ 101.5 ......................................................    8.40      11/15/01        105,000       120,750
     New York City, Series G, GO .....................................    6.75        2/1/09      1,000,000     1,160,000
     New York City Municipal Water Finance Authority,
        Water & Sewer System Revenue, Series A,
        Callable 6/15/06 @ 101 .......................................    5.50       6/15/24      1,800,000     1,856,250
     New York City, Trust For Cultural Resources, Museum
        of Modern Art (AMBAC Insured) Prerefunded 1/1/02
        @ 102 ........................................................    6.40        1/1/04        350,000       382,375
     New York State Dormitory Authority, City
        University System Revenue, Series A
        (FGIC-TCRS Insured) ..........................................    5.75        7/1/18      2,370,000     2,612,924
     New York State Dormitory Authority, State Service
        Contract, Albany County ......................................    5.50%       4/1/08      1,000,000     1,065,000
     New York State Dormitory Authority, State
        University Educational Facilities Revenue, Series A ..........    5.88       5/15/11      1,500,000     1,666,875
     New York State Dormitory Revenue, New York Medical
        College (MBIA Insured) .......................................    5.00        7/1/06      1,065,000     1,102,275
     New York State Dormitory Revenue, New York State
        Department of Health .........................................    5.00        7/1/08      1,000,000     1,015,000
     New York State Energy Research & Development
        Authority, Pollution Control Revenue,
        Niagara Power Corp (LOC - Morgan Guaranty Trust)* ............    3.80        7/1/27      1,500,000     1,500,000

16

                           NEW YORK TAX-FREE BOND FUND

                                                                        INTEREST    MATURITY     PRINCIPAL       VALUE
                                                                          RATE        DATE        AMOUNT        (NOTE 2)
                                                                        --------    --------    -----------   -----------
MUNICIPAL BONDS (CONTINUED)
     New York State Environmental Facilities Corp.,
        Series B, Callable 6/15/08 @ 102 .............................    5.05       6/15/13     $  500,000   $   506,875
     New York State Environmental Facilities Corp.,
        Pollution Control Revenue, State Water, Series A,
        Callable 6/15/01 @ 102 .......................................    7.00       6/15/12        150,000       164,813
     New York State Environmental Facilities Corp.,
        Pollution Control Revenue, State Water, Series A,
        Prerefunded 6/15/01 @ 102 ....................................    7.00       6/15/12        150,000       165,000
     New York State Environmental Facilities Corp.,
        Pollution Control Revenue, State Water, Series B,
        Callable 3/15/99 @ 102 .......................................    7.50       3/15/11        250,000       261,265
     New York State Environmental Facilities Corp.,
        Pollution Control Revenue, State Water, Series C,
        Callable 3/15/00 @ 102 .......................................    7.20       3/15/11        200,000       214,000
     New York State Housing Finance Agency, Multifamily
        Mortgage Housing Revenue, Series A (FHA Insured)
        Callable 8/15/02 @ 102 .......................................    7.00       8/15/22        900,000       965,250
     New York State Medical Care Facilities Finance
        Agency, Adult Day Care Facility, Series A (SONYMA
        Insured) Callable 11/15/05 @ 102 .............................    6.38      11/15/20      1,975,000     2,167,563
     New York State Medical Care Facilities Finance Agency,
        Series A (FSA Insured) Callable 2/15/98 @ 102 ................    7.70       2/15/18         80,000        81,918
     New York State Urban Development Corp., Senior
        Lien, Corporate Purpose, Callable 7/1/06 @ 102 ...............    5.50        7/1/16      2,000,000     2,080,000
     Niagara Frontier Transportation Authority, Greater
        Buffalo International Airport Revenue, Series A, AMT
        (AMBAC Insured) Callable 4/1/04 @ 102 ........................    6.13        4/1/14      2,400,000     2,588,999
     Syracuse, GO, Prerefunded 2/15/01 @ 102 .........................    6.70       2/15/01        300,000       324,750
     Triborough Bridge & Tunnel Authority, General Purpose
        Revenue, Series A, GO, Callable 1/1/07 @ 101 .................    5.25        1/1/28        500,000       500,000
                                                                                                              -----------
                                                                                                               33,710,997
                                                                                                              -----------
   PUERTO RICO (3.6%):
     Puerto Rico Electric Power Authority Revenue,
        Callable 7/1/08 @ 101.5 ......................................    5.00        7/1/28        500,000       486,875
     Puerto Rico GO (MBIA Insured) ...................................    5.00        7/1/05        750,000       780,938
                                                                                                              -----------
                                                                                                                1,267,813
                                                                                                              -----------
        Total Municipal Bonds (Cost - $32,718,949) ........................................................    34,978,810
                                                                                                              -----------

                           NEW YORK TAX-FREE BOND FUND

                                                                                                                 VALUE
                                                                                                   SHARES       (NOTE 2)
                                                                                                 ----------   -----------
OPEN-END INVESTMENT COMPANIES (1.2%):
     New York Money Fund .......................................................................    417,000   $   417,000
                                                                                                              -----------
        Total Open-End Investment Companies (Cost - $417,000) .............................................       417,000
                                                                                                              -----------
        TOTAL INVESTMENTS (100.0%) (Cost - $33,135,949)(a) ................................................    35,395,810
                                                                                                              -----------
        OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%) ......................................................           310
                                                                                                              -----------
        TOTAL NET ASSETS (100%) ...........................................................................   $35,396,120
                                                                                                              ===========

---------------
(a)  Represents  cost for federal  income tax purposes and differs from value by net unrealized appreciation of securities as follows:
        Unrealized appreciation ...........................................................................   $ 2,259,861
        Unrealized depreciation ...........................................................................           -0-
                                                                                                              -----------
        Net unrealized appreciation .......................................................................   $ 2,259,861
                                                                                                              ===========
* Variable rate security. Rate represents rate in effect at June 30, 1998.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Taxable Paper
FGIC - Financial Guaranty Insurance Corp.
FHA - Federal Housing Administration
FSA - Financial  Security Assurance
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
SONYMA - State of New York Mortgage Agency
TCRS - Transferable Custody Receipts

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 1998 (UNAUDITED)

                                                                         GROWTH &          FIXED         NEW YORK
                                                                          INCOME          INCOME         TAX-FREE
                                                                           FUND            FUND          BOND FUND
                                                                        -----------     -----------     -----------
ASSETS:
   Investments in securities, at value (cost $74,858,132,
     $51,335,101, $33,135,949, respectively) .........................  $96,794,823     $53,122,980     $35,395,810
   Cash ..............................................................          403             509             310
   Interest and dividends receivable .................................       63,567         535,810         568,309
   Receivable from investment securities sold ........................           --             152             --
   Receivable for capital shares sold ................................          640              25             --
   Prepaid expenses ..................................................          908             507             378
                                                                        -----------     -----------     -----------
Total Assets .........................................................   96,860,341      53,659,983      35,964,807
                                                                        -----------     -----------     -----------
LIABILITIES:
   Dividends payable .................................................           --         256,689         130,111
   Payable to brokers for investments purchased ......................           --              --       1,100,433
   Accrued expenses and other payables:
     Investment advisory fees ........................................       42,950          25,280           7,167
     Administration fees .............................................        7,809           4,596           2,867
     Distribution fees ...............................................           --              --          13,417
     Fund accounting and transfer agent fees .........................       10,014           5,081             521
     Deferred trustee fees payable ...................................       23,119          11,768          21,134
     Other liabilities ...............................................       28,067           9,541           4,856
                                                                        -----------     -----------     -----------
Total Liabilities ....................................................      111,959         312,955       1,280,506
                                                                        -----------     -----------     -----------
Net Assets ...........................................................  $96,748,382     $53,347,028     $34,684,301
                                                                        ===========     ===========     ===========
COMPUTATION OF NET ASSET VALUE:
   Net assets ........................................................  $96,748,382     $53,347,028     $34,684,301
   Shares of beneficial interest issued and outstanding
     (par value $.001 per share, unlimited number of
     shares authorized) ..............................................    6,695,589       5,228,049       3,008,551
                                                                        -----------     -----------     -----------
   Net asset value, redemption price per share .......................  $     14.45     $     10.20     $     11.53
   Maximum sales charge ..............................................         5.00%           4.75%           4.75%
   Maximum offering price (Net asset value /
   (100% - Maximum sales charge)) ....................................  $     15.21     $     10.71     $     12.10
                                                                        ===========     ===========     ===========
COMPOSITION OF NET ASSETS:
   Paid-in capital. ..................................................  $61,904,792     $53,751,080     $33,302,537
   Accumulated undistributed (distributions in excess of) net
     investment income. ..............................................      284,085          14,033              --
   Accumulated undistributed net realized gains (losses)
     from investment transactions. ...................................   12,622,814      (2,205,964)       (878,097)
   Net unrealized appreciation from investments ......................   21,936,691       1,787,879       2,259,861
                                                                        -----------     -----------     -----------
Net Assets ...........................................................  $96,748,382     $53,347,028     $34,684,301
                                                                        ===========     ===========     ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                                         GROWTH &          FIXED         NEW YORK
                                                                          INCOME          INCOME         TAX-FREE
                                                                           FUND            FUND          BOND FUND
                                                                        -----------     ----------       ---------
INVESTMENT INCOME:
   Interest ..........................................................  $    21,897     $1,863,375       $964,880
   Dividends .........................................................      646,654         34,848         14,023
                                                                        -----------     ----------       --------
Total Income .........................................................      668,551      1,898,223        978,903
                                                                        -----------     ----------       --------
EXPENSES:
   Advisory fees .....................................................      251,406        159,860         80,655
   Administration fees ...............................................       68,565         43,598         26,885
   Co-administration and shareholder servicer assistance fees ........       31,997         20,346         12,546
   Distribution fees .................................................           --             --         37,193
   Custody fees ......................................................       16,092          3,554          2,974
   Legal and audit fees ..............................................       39,069         22,568         15,612
   Fund accounting fees ..............................................        2,548          2,184          2,673
   Transfer agent fees ...............................................       28,236         15,036         40,536
   Other expenses ....................................................       37,459         21,441         12,979
                                                                        -----------     ----------       --------
Gross Expenses .......................................................      475,372        288,587        232,053
   Less:  Fee waivers ................................................      (54,878)       (34,896)       (57,365)
                                                                        -----------     ----------       --------
Total Net Expenses ...................................................      420,494        253,691        174,688
                                                                        -----------     ----------       --------
Net Investment Income ................................................      248,057      1,644,532        804,215
                                                                        -----------     ----------       --------
NET REALIZED / UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS:
   Net realized gains (losses) from investment transactions ..........    7,618,759        790,510        419,022
   Net change in unrealized appreciation (depreciation)
     from investments ................................................    6,560,758       (292,134)      (262,214)
                                                                        -----------     ----------       --------
   Net Realized / Unrealized Gains (Losses) from Investments .........   14,179,517        498,376        156,808
                                                                        -----------     ----------       --------
   Change in Net Assets Resulting from Operations ....................  $14,427,574     $2,142,908       $961,023
                                                                        ===========     ==========       ========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                               GROWTH & INCOME FUND                  FIXED INCOME FUND
                                                    ------------------------------------    ----------------------------------
                                                       FOR THE SIX                           FOR THE SIX
                                                       MONTHS ENDED         FOR THE          MONTHS ENDED        FOR THE
                                                      JUNE 30, 1998       YEAR ENDED        JUNE 30, 1998       YEAR ENDED
                                                       (UNAUDITED)     DECEMBER 31, 1997     (UNAUDITED)     DECEMBER 31, 1997
                                                    ---------------    -----------------    -------------    -----------------
From Investment Activities:
OPERATIONS:
   Net investment income ..........................   $   248,057         $  1,301,839       $  1,644,532      $  3,866,301
   Net realized gains (losses) from investment
     transactions .................................     7,618,759           40,637,112            790,510          (421,712)
   Net change in unrealized appreciation
     (depreciation) from investments ..............     6,560,758           (4,934,551)          (292,134)        1,841,223
                                                      -----------         ------------       ------------      ------------
Change in net assets resulting from
   operations .....................................    14,427,574           37,004,400          2,142,908         5,285,812
                                                      -----------         ------------       ------------      ------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS:
   From net investment income .....................            --           (1,305,354)        (1,644,532)       (3,866,301)
   From net realized gain from investment
     transactions .................................            --          (36,862,753)                --               --
                                                      -----------         ------------       ------------      ------------
   Change in net assets from
     shareholder distributions ....................            --          (38,168,107)        (1,644,532)       (3,866,301)
                                                      -----------         ------------       ------------      ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ....................    34,241,810           30,839,794          6,321,130        10,843,888
   Dividends reinvested ...........................     2,802,342              446,344             28,389            68,234
   Cost of shares redeemed ........................    (9,918,088)        (115,615,426)       (14,903,145)      (55,804,404)
                                                      -----------         ------------       ------------      ------------
Change in net assets from share
   transactions ...................................    27,126,064          (84,329,288)        (8,553,626)      (44,892,282)
                                                      -----------         ------------       ------------      ------------
Change in net assets ..............................    41,553,638          (85,492,995)        (8,055,250)      (43,472,771)
                                                      -----------         ------------       ------------      ------------
NET ASSETS:
   Beginning of period ............................    55,194,744          140,687,739         61,402,278       104,875,049
                                                      -----------         ------------       ------------      ------------
   End of period (including undistributed net
     investment income of $284,085, $36,028,
     $14,033, and $14,033, respectively) ..........   $96,748,382         $ 55,194,744       $ 53,347,028      $ 61,402,278
                                                      ===========         ============       ============      ============
SHARE TRANSACTIONS:
   Issued .........................................     2,745,823            1,740,537            622,935         1,101,997
   Reinvested .....................................       226,727               26,099              2,798             6,909
   Redeemed .......................................      (742,477)          (5,941,405)        (1,465,660)       (5,649,518)
                                                      -----------         ------------       ------------      ------------
Change in shares ..................................     2,230,073           (4,174,769)          (839,927)       (4,540,612)
                                                      ===========         ============       ============      ============

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                             NEW YORK TAX-FREE BOND FUND
                                                                           -------------------------------
                                                                           FOR THE SIX
                                                                           MONTHS ENDED       FOR THE
                                                                           JUNE 30, 1998    YEAR ENDED
                                                                            (UNAUDITED)  DECEMBER 31, 1997
                                                                           ------------  -----------------
From Investment Activities:
OPERATIONS:
   Net investment income ...............................................   $    804,215    $  1,885,020
   Net realized gains (losses) from investment transactions ............        419,022         613,728
   Net change in unrealized appreciation (depreciation) from investments       (262,214)        850,123
                                                                           ------------    ------------
Change in net assets resulting from operations .........................        961,023       3,348,871
                                                                           ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ..........................................       (804,215)     (1,885,020)
                                                                           ------------    ------------
   Change in net assets from shareholder distributions .................       (804,215)     (1,885,020)
                                                                           ------------    ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .........................................        874,378       2,112,149
   Dividends reinvested ................................................        473,704       1,114,438
   Cost of shares redeemed .............................................     (4,344,563)     (9,141,149)
                                                                           ------------    ------------
Change in net assets from share transactions ...........................     (2,996,481)     (5,914,562)
                                                                           ------------    ------------
Change in net assets ...................................................     (2,839,673)     (4,450,711)
                                                                           ------------    ------------

NET ASSETS:
   Beginning of period .................................................     37,523,974      41,974,685
                                                                           ------------    ------------
   End of period .......................................................   $ 34,684,301    $ 37,523,974
                                                                           ============    ============
SHARE TRANSACTIONS:
   Issued ..............................................................         76,109         188,254
   Reinvested ..........................................................         41,267         100,156
   Redeemed ............................................................       (378,398)       (818,395)
                                                                           ------------    ------------
Change in shares .......................................................       (261,022)       (529,985)
                                                                           ============    ============

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION

     HSBC Mutual Funds Trust, (the "Trust") was organized on November 1, 1989 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company with multiple investment portfolios, including the Growth & Income Fund, the Fixed Income Fund and the New York Tax-Free Bond Fund (herein referred to individually as a "Fund" and collectively as the "Funds").

     The investment objective of the Growth & Income Fund is long-term growth of capital and current income by investing, under ordinary market conditions, at least 65% of its total assets in common stocks, preferred stocks and securities convertible into or with rights to purchase common stocks. The balance of the Fund's assets may be invested in various types of fixed income and money market instruments. The investment objective of the Fixed Income Fund is generation of high current income consistent with appreciation of capital by investing in a variety of fixed-income securities. The investment objective of the New York Tax-Free Bond Fund is to provide its investors with as high a level of current income exempt from regular Federal, New York State and New York City income taxes as is consistent with relative stability of capital. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION: Investments in equity securities traded on an exchange are valued at the last quoted sales price on a given day, or if a sale is not reported for that day, at the mean between the most recent bid and ask prices. The bid price is used when no ask price is available. Debt securities for which market quotations are readily available are valued at the quoted bid price. Debt securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with guidelines which have been adopted by the Board of Trustees. Such procedures include the use of independent pricing services which use prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indicators as to value from dealers and general market conditions. Investments in open-end investment companies are valued at their net asset value as reported by such investment companies. Short-term obligations having maturities of 60 days or less are valued at amortized cost which approximates market value.

     TAXES: It is the Funds' policy to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income and net realized capital gains to its shareholders for each taxable year. Therefore, no provision is required for federal income tax.

     DIVIDENDS AND DISTRIBUTIONS: The Growth & Income Fund intends to pay, as a semi-annual dividend, substantially all of its net investment income. The Fixed Income and New York Tax-Free Bond Funds intend to declare as a dividend substantially all of its net investment income at the end of each business day and to pay within five business days after the end of each month. Net capital gains for all three Funds, if any, are distributed at least annually.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

     SECURITY TRANSACTIONS AND RELATED INCOME: Security transactions are recorded on trade date. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income including amortization of discount and premium, is recorded as earned.

     EXPENSE ALLOCATION: Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on the basis of relative net assets or another appropriate basis.

3.   PORTFOLIO SECURITIES

     Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1998 were as follows:

                                              PURCHASES           SALES
                                             -----------       -----------
              Growth & Income Fund ......... $46,917,689       $38,939,186
              Fixed Income Fund ............  23,556,618        31,540,388
              New York Tax-Free Bond Fund ..   8,155,463        10,094,306

4.   RELATED PARTY TRANSACTIONS

     The Trust retains HSBC Asset Management Americas Inc. to act as Investment Adviser for the Funds. HSBC Asset Management Americas Inc. is the North American investment affiliate of HSBC Holdings PLC (Hong Kong and Shanghai Banking Corporation). As Investment Adviser, HSBC Asset Management Americas Inc. furnishes investment guidance and policy direction in connection with the management of the investment portfolios of the Funds, subject to policies established by the Board of Trustees.

As compensation for its services, HSBC Asset Management Americas Inc. is paid monthly advisory fees at the following annual rates:

                                                                                    ADVISORY FEE RATE
                                                                           --------------------------------
                                                                           GROWTH & INCOME     FIXED INCOME
                PORTIONS OF THE FUND'S AVERAGE DAILY NET ASSETS                  FUND               FUND
         ---------------------------------------------------------------   ---------------     ------------
         Up to $400 million ............................................        0.550%             0.550%
         In excess of $400 million but not exceeding $800 million ......        0.505%             0.505%
         In excess of $800 million but not exceeding $1.2 billion ......        0.460%             0.460%
         In excess of $1.2 billion but not exceeding $1.6 billion ......        0.415%             0.415%
         In excess of $1.6 billion but not exceeding $2.0 billion ......        0.370%             0.370%
         In excess of $2.0 billion .....................................        0.315%             0.315%

                                                                           ADVISORY FEE RATE
                                                                           -----------------
                                                                               NEW YORK
                                                                             TAX-FREE BOND
                PORTIONS OF THE FUND'S AVERAGE DAILY NET ASSETS                  FUND
         ---------------------------------------------------------------   -----------------
         Up to $300 million ............................................        0.450%
         In excess of $300 million but not exceeding $600 million ......        0.420%
         In excess of $600 million but not exceeding $1.0 billion ......        0.385%
         In excess of $1.0 billion but not exceeding $1.5 billion ......        0.350%
         In excess of $1.5 billion but not exceeding $2.0 billion ......        0.315%
         In excess of $2.0 billion .....................................        0.280%

For the six months ended June 30, 1998, HSBC Asset Management Americas Inc. waived advisory fees of $35,847 for the New York Tax-Free Bond Fund.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership is a subsidiary of the BISYS Group, Inc. BISYS, with whom certain officers are affiliated, serves the Trust as distributor, administrator, transfer agent and fund accountant. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

In accordance with the terms of the Management and Administration Agreement, BISYS is paid a monthly asset-based fee of 0.15% (annualized) of the Fund's first $200 million of average net assets; 0.125% of the Fund's next $200 million of average net assets; 0.10% of the Fund's next $200 million of average net assets; and 0.08% of the Fund's average net assets in excess of $600 million; exclusive of out-of-pocket expenses. For the six months ended June 30, 1998, BISYS waived administrative services fees of $22,881 from the Growth & Income Fund, $14,550 from the Fixed Income Fund, and $8,972 from the New York Tax-Free Bond Fund.

HSBC Asset Management Americas Inc. earned co-administration/shareholder servicer assistance fees of 0.07% of each Fund's average daily net assets totaling $31,997 for the Growth & Income Fund, $20,346 for the Fixed Income Fund and $12,546 for the New York Tax-Free Bond Fund, all of which was waived.

     The Funds have adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for a monthly payment by the Fund to BISYS Fund Services for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.50% of Growth & Income Fund's, and 0.35% of Fixed Income Fund's and New York Tax-Free Bond Fund's average net assets during the preceding month. The expenses incurred as a result of these agreements totaled $37,193 from the New York Tax-Free Bond Fund. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the six months ended June 30, 1998, the total commission BISYS received, retained, and reallowed to affiliated broker/dealers of the Funds are as follow:

                                                  TOTAL         COMMISSIONS        COMMISSIONS REALLOWED
         FUND                                  COMMISSIONS   RETAINED BY BISYS   TO AFFILIATED BROKER/DEALER
         ----                                  -----------   -----------------   ---------------------------
         Growth & Income Fund ...............    $ 2,379           $  353                 $1,353
         Fixed Income Fund ..................        412              302                     25
         New York Tax-Free Bond Fund ........      7,758            1,008                  4,128
                                                 -------           ------                 ------
              Total: ........................    $10,549           $1,663                 $5,506
                                                 =======           ======                 ======

     The Funds may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization handles record keeping and provides certain administration services for its customers who invest in the Funds through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments for the performance of its service under the Service Agreement. The payments from the Funds on an annual basis will not exceed 0.35% of the average value of the Funds' shares held in the subaccounts of the Service Organizations. For the six months ended June 30, 1998, the Funds did not participate in any Service Agreements.

     A partner of the Trust's legal counsel served as secretary of the Trust. Baker & McKenzie served as legal counsel until April 2, 1998. Paul, Weiss, Rifkind, Wharton and Garrison assumed the role of legal counsel as of April 3, 1998. For the six months ended June 30, 1998 the Funds incurred legal fees of $31,681 for the Growth & Income Fund, $18,798 for the Fixed Income Fund, and $12,478 for the New York Tax-Free Bond Fund.

5.   CONCENTRATION OF CREDIT

     The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

FINANCIAL HIGHLIGHTS


                                                 GROWTH & INCOME FUND

                                                    FOR THE SIX
                                                    MONTHS ENDED             FOR THE YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 1998    --------------------------------------------------
                                                     (UNAUDITED)       1997       1996       1995      1994       1993
                                                    -------------    -------    --------   -------    -------   -------
Net Asset Value, Beginning of Period ..............    $ 12.36       $ 16.28    $  14.77   $ 11.93    $ 12.87   $ 12.02
                                                       -------       -------    --------   -------    -------   -------
Investment Activities
   Net investment income ..........................       0.03          0.18        0.18      0.30       0.29      0.33
   Net realized and unrealized gains (losses)
     from investment transactions .................       2.06          4.28**      2.46      3.64      (0.67)     1.00
                                                       -------       -------    --------   -------    -------   -------
   Total from Investment Activities ...............       2.09          4.46        2.64      3.94      (0.38)     1.33
                                                       -------       -------    --------   -------    -------   -------
Distributions
   From net investment income .....................         --         (0.19)      (0.18)    (0.30)     (0.29)    (0.33)
   From net realized gains ........................         --         (8.19)      (0.95)    (0.80)     (0.15)    (0.15)
   In excess of net realized gains ................         --            --          --        --      (0.12)       --
                                                       -------       -------    --------   -------    -------   -------
   Total Distributions ............................         --         (8.38)      (1.13)    (1.10)     (0.56)    (0.48)
                                                       -------       -------    --------   -------    -------   -------
Net Asset Value, End of Period ....................    $ 14.45       $ 12.36    $  16.28   $ 14.77    $ 11.93   $ 12.87
                                                       =======       =======    ========   =======    =======   =======
Total Return (excludes sales or
   redemption charges) ............................      16.91%(a)     27.42%      17.90%    33.11%     (2.97)%   11.23%
Ratios/Supplemental Data:
   Net Assets at end of period (000) ..............    $96,748       $55,195    $140,688   $66,062    $64,999   $77,718
   Ratio of expenses to average net assets ........       0.92%(b)      0.83%       0.85%     0.94%      0.78%     0.23%
   Ratio of net investment income to
     average net assets ...........................       0.54%(b)      0.95%       1.43%     2.06%      2.25%     2.95%
   Ratio of expenses to average net assets* .......       1.04%(b)      0.95%       0.96%     0.97%      0.86%     0.88%
   Ratio of net investment income to
     average net assets* ..........................       0.42%(b)      0.83%       1.32%     2.03%      2.17%     2.30%
   Portfolio Turnover Rate ........................      43.72%        69.07%      61.68%    52.77%     23.31%    14.25%

------------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** In addition to the net realized and unrealized gains from investment transactions, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
(a) Not annualized.
(b) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                   FIXED INCOME FUND

                                           FOR THE SIX        FOR THE YEAR ENDED DECEMBER 31,           FOR THE PERIOD
                                           MONTHS ENDED   ---------------------------------------   ----------------------
                                          JUNE 30, 1998                                             JANUARY 15, 1993(c) TO
                                           (UNAUDITED)     1997        1996       1995      1994       DECEMBER 31, 1993
                                          -------------   -------    --------   -------   -------   ----------------------
Net Asset Value, Beginning
   of Period ............................     $ 10.12     $  9.89    $  10.28   $  9.35   $ 10.13         $ 10.00
                                              -------     -------    --------   -------   -------         -------
Investment Activities
     Net investment income ..............        0.29        0.59        0.59      0.59      0.59            0.63
     Net realized and unrealized gains
        (losses) from investments .......        0.08        0.23       (0.39)     0.93     (0.78)           0.21
                                              -------     -------    --------   -------   -------         -------
     Total from Investment Activities ...        0.37        0.82        0.20      1.52     (0.19)           0.84
                                              -------     -------    --------   -------   -------         -------
Distributions
     From net investment income .........       (0.29)      (0.59)      (0.59)    (0.59)    (0.59)          (0.63)
     From net realized gains ............          --          --          --        --        --           (0.08)
                                              -------     -------    --------   -------   -------         -------
     Total Distributions ................          --       (0.59)      (0.59)    (0.59)    (0.59)          (0.71)
                                              -------     -------    --------   -------   -------         -------
Net Asset Value, End of Period ..........     $ 10.20     $ 10.12    $   9.89   $ 10.28    $ 9.35         $ 10.13
                                              =======     =======    ========   =======   =======         =======
Total Return (excludes sales or
   redemption charges) ..................        3.65%(a)    8.62%       2.11%    16.73%    (1.89)%          8.57%(a)
Ratios/Supplemental Data:
     Net Assets at end of
        period (000) ....................     $53,347     $61,402    $104,875   $99,942   $84,774         $90,907
     Ratio of expenses to average
        net assets ......................        0.87%(b)    0.88%       0.88%     0.93%     0.77%           0.22%(b)
     Ratio of net investment income
        to average net assets ...........        5.66%(b)    6.00%       5.94%     6.03%     6.10%           6.40%(b)
     Ratio of expenses to average
        net assets* .....................        0.99%(b)    1.00%       0.98%     0.96%     0.86%           0.87%(b)
     Ratio of net investment income
        to average net assets* ..........        5.54%(b)    5.88%       5.84%     6.00%     6.01%           5.75%(b)
     Portfolio Turnover Rate ............       42.57%      60.98%     156.05%    41.58%    63.96%         107.34%(a)

----------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                          NEW YORK TAX-FREE BOND FUND

                                                    FOR THE SIX
                                                    MONTHS ENDED             FOR THE YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 1998    -------------------------------------------------
                                                     (UNAUDITED)       1997       1996      1995       1994      1993
                                                    -------------    -------    -------   -------    -------   -------
Net Asset Value, Beginning of Period ...............   $ 11.48       $ 11.05    $ 11.17    $ 10.20   $ 11.70   $ 11.01
                                                       -------       -------    -------    -------   -------   -------
Investment Activities
     Net investment income .........................      0.26          0.53       0.55       0.54      0.53      0.59
     Net realized and unrealized gains from
        investments ................................      0.05          0.43      (0.12)      0.97     (1.47)     0.95
                                                       -------       -------    -------    -------   -------   -------
     Total from Investment Activities ..............      0.31          0.96       0.43       1.51     (0.94)     1.54
                                                       -------       -------    -------    -------   -------   -------
Distributions
     From net investment income ....................     (0.26)        (0.53)     (0.55)     (0.54)    (0.53)    (0.59)
     From net realized gains .......................        --            --         --         --     (0.03)    (0.26)
                                                       -------       -------    -------    -------   -------   -------
     Total distributions ...........................     (0.26)        (0.53)     (0.55)     (0.54)    (0.56)    (0.85)
                                                       -------       -------    -------    -------   -------   -------
Net Asset Value, End of Period .....................   $ 11.53       $ 11.48    $ 11.05    $ 11.17   $ 10.20   $ 11.70
                                                       =======       =======    =======    =======   =======   =======
Total Return (excludes sales or
   redemption charges) .............................      2.69%(a)      8.97%      3.99%     15.17%    (8.13)%   14.27%
Ratios/Supplemental Data:
     Net Assets at end of period (000) .............   $34,684       $37,524    $41,975    $50,677   $50,711   $61,740
     Ratio of expenses to average net assets .......      0.98%(b)      0.92%      0.91%      0.99%     0.84%     0.63%
     Ratio of net investment income to
        average net assets .........................      4.53%(b)      4.79%      5.02%      5.07%     4.93%     4.98%
     Ratio of expenses to average net assets* ......      1.31%(b)      1.24%      1.21%      1.20%     1.10%     1.06%
     Ratio of net investment income to
        average net assets* ........................      4.20%(b)      4.47%      4.72%      4.86%     4.67%     4.55%
     Portfolio Turnover Rate .......................     23.53%        35.64%     87.40%     24.43%   122.43%    70.36%

------------
*   During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

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


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HSBC (SERVICE MARK) MUTUAL FUNDS TRUST
3435 Stelzer Road
Columbus, Ohio 43219

INFORMATION:
(800) 634-2536

INVESTMENT ADVISER
HSBC Asset Management Americas Inc.
140 Broadway (6th Floor)
New York, New York 10005-1180

DISTRIBUTOR, ADMINISTRATOR, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

INDEPENDENT  AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

LEGAL COUNSEL
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of Americas
New York, New York 10019

This report is for the information of the shareholders of HSBC Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Funds are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.

                                                                            8/98